UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2017

EL CAPITAN PRECIOUS METALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5871 Honeysuckle Road Prescott, AZ	86305-3764
(Address of Principal Executive Offices)	(Zip Code)

(928) 515-1942
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement with L2 Capital, LLC and Promissory Note

On December 18, 2017, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with L2 Capital, LLC (“L2 Capital”) pursuant to which the Company issued a convertible promissory note (the “Note”) to L2 Capital, in the original principal amount of $99,000, in consideration of the payment by L2 Capital of a purchase price equal to $90,000, with $9,000 retained by L2 capital as original issue discount. As additional consideration for the loan, the Company issued 1,250,000 shares of its common stock to L2 Capital as a commitment fee. The Securities Purchase Agreement contains covenants, representations and warranties of the Company and L2 Capital that are typical for transactions of this type.

The Note accrues interest at a rate of 7% per annum (with six months of interest guaranteed), with principal and interest payable on June 18, 2018 unless earlier accelerated.  The Company may prepay the Note prior to maturity only by paying 120% of the prepayment amount.

Upon the occurrence of an Event of Default (as defined in the Note), the Note may be converted into shares of the Company’s common stock at the election of L2 Capital at a per share conversion price equal to the lesser of $0.07 or 60% of the average of the three lowest trading prices of the Company’s common stock during the 14 days prior to conversion.  Each time an Event of Default occurs while the Note remains outstanding, an additional discount of 5% will be factored into the conversion price.  Among other adjustments, the conversion price is also subject to a full ratchet adjustment if the Company issues or sells common stock while the Note remains outstanding for consideration per share less than the conversion price then in effect.

Upon the occurrence of an Event of Default other than failure to pay principal and interest when due or failure to timely issue shares of common stock upon conversion of the Note, the Note will become immediately due and payable and the Company will be obligated to pay L2 Capital 140% of amounts due under the Note in full satisfaction of the Company’s obligations, plus an additional 5% per each additional Event of Default that occurs under the Note (such amount, the “Default Sum”).  If the Company fails to timely deliver shares upon a Note conversion, the Note will become immediately due and payable and the Company will be obligated be pay L2 Capital twice the amount of the Default Sum.  In lieu of requiring the Company to pay the Default Sum, L2 Capital may instead elect to convert such amount into common stock at the applicable conversion price. In addition, failure to timely deliver shares of common stock upon conversion of the Note will result in cash penalties and a “buy-in” obligation that is often seen in convertible security financings of this type.

Among other provisions of the Note, while the Note remains outstanding:

•
The Note prohibits the Company, without L2 Capital’s consent, from issuing any Variable Rate Security without simultaneously satisfying all payment obligations under the Note. A “Variable Rate Security” is any security of the Company that has conversion rights in which the number of shares that may be issued upon conversion varies with the market price of the common stock.

•
The Note prohibits the Company from entering into a transaction with any party other than L2 Capital that is structured in accordance with, based on, or related or pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), without prior consent of L2 Capital, and any Section 3(a)(9) transaction that does occur will result in a liquidated damage charge to the Company equal to 25% of the outstanding principal balance of the Note (but not less than $15,000).

•
A “most favored nations” clause will apply, pursuant to which, if the Company issues securities with any term more favorable to the holder thereof than the terms of the Note, L2 Capital may require that such term become a part of the Securities Purchase Agreement and the Note. Types of terms to which the “most favored nations” clause may apply include without limitation terms addressing conversion discounts, prepayment rate, conversion look-back periods, interest rates, original issue discounts, stock sale price, private placement price per share and warrant coverage.

•	L2 Capital has a right of first refusal with respect to any bona fide capital or financing from any other third party.

The foregoing description of the terms of the Securities Purchase Agreement and the Note does not purport to be complete and is subject to and qualified in its entirety by reference to the agreement and instruments themselves, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this report, and the terms of which are incorporated herein by reference. The benefits and representations and warranties set forth in such agreements and instruments are not intended to and do not constitute continuing representations and warranties of the Company or any other party to persons not a party thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated by reference in this Item 3.02.

The issuance of the shares, the Note and the shares issuable upon any conversion of the Note were not registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement dated December 18, 2017 by and between El Capitan Precious Metals, Inc. and L2 Capital, LLC

10.2	Promissory Note dated December 18, 2017, issued in favor of L2 Capital, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ Stephen J. Antol
Date: January 8, 2018		Name: Stephen J. Antol
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Securities Purchase Agreement dated December 18, 2017 by and between El Capitan Precious Metals, Inc. and L2 Capital, LLC

10.2	Promissory Note dated December 18, 2017, issued in favor of L2 Capital, LLC